UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026 (March 20, 2026)

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Empery Digital Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EMPD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On March 23, 2026, Empery Digital Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors named on the signature page thereto, pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”) 2,558,422 shares (the “Shares”) of its common stock, par value $0.00001 per share (“Common Stock”), at a purchase price of $5.39 per share, pre-funded warrants to purchase up to 2,079,797 shares of Common Stock (the “Pre-Funded Warrants”) with $5.38999 of the exercise price per Pre-Funded Warrant being pre-funded at closing, and accompanying common stock warrants to purchase up to 4,638,219 shares of Common Stock (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”) with an exercise price of $6.27 per Common Warrant. The closing of the Offering is expected to occur on or about March 24, 2026, subject to customary closing conditions.

The gross proceeds to the Company from the Offering are expected to be approximately $25 million before deducting estimated offering expenses payable by the Company.

The Offering was made pursuant to that certain Registration Statement on Form S-3ASR, as amended (File No. 333-290374), which was originally filed on September 19, 2025, including the prospectus contained therein. The Company will file a prospectus supplement with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(5) relating to the Offering.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, and indemnification obligations of the Company. Under the Securities Purchase Agreement, the Company and each of its directors and executive officers has agreed, subject to certain exceptions, to lock-up restrictions as set forth in the lock-up agreements entered into in connection with the Offering. In addition, the Securities Purchase Agreement contains a prohibition on additional issuances of equity or equity-linked securities until 30 days following the closing of the Offering, subject to certain exceptions.

Pre-Funded Warrants

The unfunded exercise price of each Pre-Funded Warrant will equal $0.00001 per underlying share of Common Stock. The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Pre-Funded Warrants are exercisable in cash or by means of a cashless exercise and will not expire until the date the Pre-Funded Warrants are fully exercised. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (61 days’ notice for increases), but not to any percentage in excess of 9.99%.

Common Warrants

The Common Warrants are exercisable immediately upon issuance at an initial exercise price of $6.27 per underlying share of Common Stock (representing 120% of the net asset value per share of Common Stock as of March 23, 2026). The exercise price and the number of shares of Common Stock issuable upon exercise of each Common Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Common Warrants are exercisable in cash or by means of a cashless exercise and will expire on the date that is four years following the original issuance date. The Common Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (61 days’ notice for increases), but not to any percentage in excess of 9.99%.

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The Company shall use best efforts to keep a registration statement registering the issuance or resale of the shares underlying the Warrants effective during the terms of the Warrants.

The foregoing summaries of the Pre-Funded Warrants, the Common Warrants and the Securities Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, copies of such documents attached as Exhibits 4.1, 4.2 and 10.1 to this Current Report on Form 8-K, which are incorporated by reference herein. A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the Shares, Pre-Funded Warrants and Common Warrants is attached as Exhibit 5.1 hereto.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the approval of the Securities Purchase Agreement and the transactions contemplated thereby, and prior to the Purchaser becoming an “Acquiring Person” under the Rights Agreement described below, the Board of Directors of the Company determined that the transactions contemplated by the Securities Purchase Agreement, including the issuance and sale of the securities thereunder, constitute an “Exempt Transaction” under that certain Rights Agreement, dated as of February 3, 2026, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”). As a result of that determination, neither the execution, delivery or performance of the Securities Purchase Agreement nor the consummation of the transactions contemplated thereby will cause the Purchaser to become an “Acquiring Person” under the Rights Agreement or otherwise trigger the rights thereunder.

Item 7.01 Regulation FD Disclosure.

On March 23, 2026, the Company issued a press release announcing the Offering and updating its share repurchases through March 20, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated timing of the closing of the Offering and the satisfaction of conditions thereto, and the expected gross proceeds from the Offering. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified in the Company’s SEC filings. We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

4.2	Form of Common Warrant

5.1	Opinion of Ropes & Gray LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1)

99.1	Press release issued on March 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K . The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empery Digital Inc.
(Registrant)

Date: March 23, 2026	/s/ Greg Endo
Greg Endo
Chief Financial Officer

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